Exhibit 99.1


Annaly Capital Management, Inc. Reports 2nd Quarter Core EPS of $0.28;
      Earnings Continue to Improve Through Volatile Environment


    NEW YORK--(BUSINESS WIRE)--July 30, 2007--Annaly Capital Management, Inc. (NYSE: NLY) today reported Core Earnings for the quarter ended June 30, 2007 of $79.1 million or $0.28 per average share available to common shareholders as compared to Core Earnings of $31.3 million or $0.16 per average share available to common shareholders for the quarter ended June 30, 2006 and Core Earnings of $61.7 million or $0.26 per average share available to common shareholders for the quarter ended March 31, 2007. "Core Earnings" represents a non-GAAP measure and is defined as net income (loss) excluding impairment losses and gains or losses on sales of securities and termination of interest rate swaps. On a GAAP basis, the net income for the quarter ended June 30, 2007 was $85.7 million or $0.30 basic net income per average share available to common shareholders, as compared to a net income of $8.6 million or $0.02 basic net income per average share available to common shareholders for the quarter ended June 30, 2006 and net income of $67.4 million or $0.29 basic net income per average share available to common shareholders for the quarter ended March 31, 2007.

    During the quarter ended June 30, 2007, the Company sold $1.4 billion of Mortgage-Backed Securities, resulting in a realized gain of $7.3 million. During the quarter ended June 30, 2006, the Company sold $852 million of Mortgage-Backed Securities, resulting in a realized loss of $1.2 million. During the quarter ended March 31, 2007, the Company sold $1.2 billion of Mortgage-Backed Securities, resulting in a realized gain of $6.1 million and terminated interest rate swaps with a notional value of $300 million, resulting in a realized gain of $67,000. In addition, during the quarter, the Company had a loss on other-than-temporarily impaired securities of $698,000 as compared to other-than-temporary impairments of $20.1 million and $491,000 for the quarters ended June 30, 2006 and March 31, 2007 respectively.

    Common dividends declared for the quarter ended June 30, 2007 were $0.24 per share, as compared to $0.13 per share for the quarter ended June 30, 2006 and $0.20 per share for the quarter ended March 31, 2007. The annualized dividend yield on the Company's common stock for the quarter ended June 30, 2007, based on the June 29, 2007 closing price of $14.42, was 6.66%. On a Core Earnings basis, the Company provided an annualized return on average equity of 9.68% for the quarter ended June 30, 2007, as compared to 7.63% for the quarter ended June 30, 2006 and 8.13% for the quarter ended March 31, 2007. On a GAAP basis, the Company provided an annualized return on average equity of 10.49% for the quarter ended June 30, 2007, as compared to 2.09% for the quarter ended June 30, 2006, and 8.88% for the quarter ended March 31, 2007.

    As previously announced, subsequent to quarter-end the Company completed a public offering of 54,050,000 shares of common stock. The estimated net proceeds of the offering, including the exercise of the underwriters' over-allotment option, were approximately $720.7 million, following offering expenses.

    Michael A.J. Farrell, Chairman, Chief Executive Officer and President of Annaly, commented on the quarter's results. "The financial markets remain volatile, with the steadfastness of the Federal Reserve affecting expectations for future monetary policy and the level and shape of the yield curve. The bond market sell-off in the second quarter has begun to reverse itself. The economic backdrop is equally volatile, with the continued weakness in housing and the related deterioration in mortgage credit beginning to ripple through to broader economic performance. In this environment, Annaly is poised to benefit from our focus on high credit quality Agency mortgage-backed securities and our ability to access the capital markets. Our second quarter results--including the sixth consecutive increase in our quarterly dividend--demonstrate the continued improvement in portfolio performance through this challenging part of the business cycle, and we believe our recent capital raise will continue this trend."

    For the quarter ended June 30, 2007, the annualized yield on average earning assets was 5.73% and the annualized cost of funds on the average repurchase balance was 5.13%, which equates to an interest rate spread of 0.60%. This is a 26 basis point increase over the 0.34% annualized interest rate spread for the quarter ended June 30, 2006 and a 2 basis point increase over the 0.58% annualized interest rate spread for the quarter ended March 31, 2007. For the quarter ended June 30, 2006, the annualized yield on average earning assets was 5.17% and the annualized cost of funds on the average repurchase balance was 4.83%. For the quarter ended March 31, 2007, the annualized yield on average earning assets was 5.68% and the annualized cost of funds on the average repurchase balance was 5.10%. At June 30, 2007, the weighted average yield on assets was 5.71% and the cost of funds was 5.10%, which equates to an interest rate spread of 0.61%. Leverage at June 30, 2007 was 11.2:1, in comparison to 11.5:1 at June 30, 2006 and 9.8:1 at March 31, 2007.

    Fixed rate securities comprised 76% of the Company's portfolio at June 30, 2007. The balance of the portfolio was comprised of 19% adjustable rate mortgages and 5% LIBOR floating rate collateralized mortgage obligations. At June 30, 2007, the Company had entered into interest rate swaps with a notional amount of $12.8 billion. The Company's swaps are designated as cash flow hedges against the benchmark interest rate risk associated with the Company's borrowings. The purpose of the swaps is to mitigate the risk of rising interest rates that affect the Company's cost of funds. Since the Company will be receiving a floating rate on the notional amount of the swaps, the effect of the swaps will be to enhance the earnings potential of a portion of the fixed rate assets in the portfolio in a rising rate environment. The Company has continued to avoid the introduction of credit risk into its portfolio. As of June 30, 2007, substantially all of the assets in the Company's portfolio were FNMA, GNMA and FHLMC mortgage-backed securities and agency debentures, which carry an actual or implied "AAA" rating.

    "As a result of the recent back-up in interest rates, returns on newly-invested capital have become more attractive," said Wellington Denahan-Norris, Annaly's Vice Chairman, Chief Investment Officer and Chief Operating Officer. "The proceeds of our recent stock offering will be promptly deployed at accretive levels, which should enable the portfolio to perform in a range of possible interest rate outcomes, including the continuation of the current environment. After taking into account the effect of interest rate swaps, at June 30, 2007, our portfolio of short duration assets was effectively comprised of 43% fixed-rate, 19% adjustable-rate and 38% floating-rate exposure, which is consistent with the historical portfolio composition of our portfolio in our barbell strategy."

    The following table summarizes portfolio information for the
Company:


                                        June 30,   June 30,  March 31,
                                          2007       2006      2007
                                       -------------------------------
Leverage at period-end                     11.2:1     11.5:1     9.8:1
Fixed-rate investment securities as %
 of portfolio                                 76%        67%       75%
Adjustable-rate investment securities
 as % of portfolio                            19%        24%       19%
Floating-rate investment securities as
 % of portfolio                                5%         9%        6%
Notional amount of interest rate swaps
 as % of portfolio                            33%        34%       34%
Annualized yield on average earning
 assets during the quarter                  5.73%      5.17%     5.68%
Annualized cost of funds on average
 repurchase balance during the quarter 5.13% 4.83% 5.10% Weighted average yield on assets at
 period-end                                 5.71%      5.42%     5.67%
Weighted average cost of funds at
 period-end                                 5.10%      5.01%     5.17%


    The Constant Prepayment Rate was 15% during the second quarter of 2007, as compared to 19% during the second quarter of 2006, and 17% during the first quarter of 2007. The weighted average cost basis was
100.6 at June 30, 2007. The net amortization of premiums and accretion of discounts on investment securities for the quarters ended June 30, 2007, June 30, 2006 and March 31, 2007 was $16.7 million, $17.9 million, and $15.4 million, respectively. The total net premium remaining unamortized at June 30, 2007, June 30, 2006 and March 31, 2007 was $211.4 million, $161.7 million, and $195.6 million, respectively.

    General and administrative expenses as a percentage of average assets were 0.12%, 0.18%, and 0.15% for the quarters ended June 30, 2007, June 30, 2006, and March 31, 2007, respectively. At June 30, 2007, June 30, 2006, and March 31, 2007 the Company had a common stock book value per share of $10.52, $9.48 and $11.90, respectively.

    At June 30, 2007, FIDAC, Annaly's wholly-owned registered investment advisor, had under management approximately $2.6 billion in net assets and $15.7 billion in gross assets, as compared to $2.6 billion in net assets and $14.1 billion in gross assets at June 30, 2006 and $2.5 billion in net assets and $16.1 billion in gross assets at March 31, 2007. For the quarter ended June 30, 2007, FIDAC earned investment advisory and service fees, net of fees paid to distributors, of $4.5 million, as compared to $4.5 million for the quarter ended June 30, 2006 and $4.7 million for the quarter ended March 31, 2007. FIDAC, organized as a taxable REIT subsidiary of Annaly, generally receives net investment advisory fees of approximately 10 to 20 basis points of the gross assets it manages, assists in managing or supervises.

    Annaly manages assets on behalf of institutional and individual investors worldwide through Annaly and through the funds managed by its wholly-owned registered investment advisor, FIDAC. The Company's principal business objective is to generate net income for distribution to investors from the spread between the interest income on its mortgage-backed securities and the cost of borrowing to finance their acquisition and from dividends Annaly receives from FIDAC, which earns investment advisory fee income. The Company, a Maryland corporation that has elected to be taxed as a real estate investment trust ("REIT"), currently has 323,435,348 shares of common stock outstanding.

    The Company will hold the second quarter 2007 earnings conference call on July 31, 2007 at 10:00 a.m. EST. The number to call is 1-866-770-7051 for domestic calls and 617-213-8064 for international calls and the pass code is 85595027. The replay number is 1-888-286-8010 for domestic calls and 617-801-6888 for international calls and the pass code is 69019468. The replay is available for 48 hours after the earnings call. There will be a web cast of the call on www.annaly.com. If you would like to be added to the e-mail distribution list, please visit www.annaly.com, click on E-Mail alerts, enter your e-mail address where indicated and click the Subscribe button.

    This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates, changes in yield curve, changes in prepayment rates, the availability of mortgage-backed securities for purchase, the availability of financing and, if available, the terms of any financing, changes in the market value of our assets, changes in business conditions and the general economy, and risks associated with the investment advisory business of FIDAC, including the removal by FIDAC's clients of assets FIDAC manages, FIDAC's regulatory requirements, and competition in the investment advisory business, changes in government regulations affecting our business, and our ability to maintain our qualification as a REIT for federal income tax purposes. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and all subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


                ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                    (dollars in thousands)

                                   June 30,    March 31,  December 31,
                                     2007        2007       2006(1)
                                  (Unaudited) (Unaudited)
                                  ------------------------------------

ASSETS

Cash and cash equivalents         $    91,781 $    96,610  $    91,782
Mortgage-Backed Securities, at
 fair value                        38,603,002  39,176,227   30,167,509
Agency debentures, at fair value      150,507      54,421       49,500
Trading securities, at fair value      12,131       7,872       18,365
Receivable for Mortgage-Backed
 Securities sold                            -      28,643      200,535
Accrued interest receivable           197,060     179,816      146,089
Receivable for advisory and
 service fees                           2,954       2,949        3,178
Intangible for customer
 relationships                         10,513      10,849       11,184
Goodwill                               22,966      22,966       22,966
Interest rate swaps, at fair value     93,404       1,028        2,558
Other assets                            3,146       3,138        2,314
                                  ------------------------------------

Total assets                      $39,187,464 $39,584,519  $30,715,980
                                  ====================================

LIABILITIES AND STOCKHOLDERS'
 EQUITY

Liabilities:
  Repurchase agreements           $35,093,856 $33,348,011  $27,514,020
  Payable for Investment
   Securities purchased               744,027   2,590,429      338,172
  Trading securities sold, not yet
   purchased, at fair value            37,734      39,679       41,948
  Accrued interest payable            104,456      79,362       83,998
  Dividends payable                    64,652      52,577       39,016
  Accounts payable and other
   liabilities                         14,520       7,942       18,816
  Interest rate swaps, at fair
   value                                  838      42,871       20,179

                                  ------------------------------------
Total liabilities                  36,060,083  36,160,871   28,056,149
                                  ------------------------------------

Minority interest in equity of
 consolidated affiliate                 5,623       5,610        5,324
                                  ------------------------------------

 6.00% Series B Cumulative
  Convertible Preferred Stock:
  4,600,000 shares authorized,
  issued and outstanding
                                      111,466     111,466      111,466
                                  ------------------------------------

Stockholders' Equity:
 7.875% Series A Cumulative
  Redeemable Preferred Stock:
  4,887,500 authorized,
  4,250,000 shares issued and
  outstanding                         177,088     177,088      177,088
 Common stock: par value $.01 per
  share;
  487,762,500 authorized,
  269,385,348, 262,887,391,
  205,345,591, 204,845,591,
  and 164,015,156 outstanding,
  respectively                          2,694       2,629        2,053
 Additional paid-in capital         3,447,964   3,352,417    2,615,016
 Accumulated other comprehensive
  loss                              (467,640)    (60,040)     (76,112)
 Accumulated deficit                (149,814)   (165,522)    (175,004)
                                  ------------------------------------

Total stockholders' equity          3,010,292   3,306,572    2,543,041
                                  ------------------------------------

Total liabilities, minority
 interest, Series B Cumulative
 Convertible Preferred Stock and
 stockholders' equity             $39,187,464 $39,584,519  $30,715,980
                                  ====================================


                                             September 30,  June 30,
                                                 2006         2006
                                              (Unaudited)  (Unaudited)
                                            --------------------------

ASSETS

Cash and cash equivalents                      $    66,844 $    53,849
Mortgage-Backed Securities, at fair value       28,348,027  23,474,006
Agency debentures, at fair value                         -           -
Trading securities, at fair value                   23,409           -
Receivable for Mortgage-Backed Securities
 sold                                                5,325           -
Accrued interest receivable                        130,348     110,647
Receivable for advisory and service fees             3,124       3,114
Intangible for customer relationships               11,662      12,206
Goodwill                                            22,966      22,966
Interest rate swaps, at fair value                       -     105,435
Other assets                                         2,679       1,567
                                            --------------------------

Total assets                                   $28,614,384 $23,783,790
                                            ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Repurchase agreements                        $24,901,420 $21,256,703
  Payable for Investment Securities
   purchased                                       942,871     607,789
  Trading securities sold, not yet
   purchased, at fair value                         29,740           -
  Accrued interest payable                          66,547      42,100
  Dividends payable                                 30,403      21,322
  Accounts payable and other liabilities            13,367       6,979
  Interest rate swaps, at fair value                30,333           -

                                            --------------------------
Total liabilities                               26,014,681  21,934,893
                                            --------------------------

Minority interest in equity of consolidated
 affiliate                                           5,028       5,000
                                            --------------------------

 6.00% Series B Cumulative Convertible
  Preferred Stock: 4,600,000 shares
  authorized, issued and outstanding
                                                   111,466     111,471
                                            --------------------------

Stockholders' Equity:
 7.875% Series A Cumulative Redeemable
  Preferred Stock:
  4,887,500 authorized,
  4,250,000 shares issued and
  outstanding                                      177,088     177,088
 Common stock: par value $.01 per share;
  487,762,500 authorized,
  269,385,348, 262,887,391,
  205,345,591, 204,845,591,
  and 164,015,156 outstanding,
  respectively                                       2,048       1,640
 Additional paid-in capital                      2,607,995   2,131,358
 Accumulated other comprehensive loss            (119,973)   (384,912)
 Accumulated deficit                             (183,949)   (192,748)
                                            --------------------------

Total stockholders' equity                       2,483,209   1,732,426
                                            --------------------------

Total liabilities, minority interest, Series
 B Cumulative Convertible Preferred Stock
 and stockholders' equity                      $28,614,384 $23,783,790
                                            ==========================


(1) Derived from the audited consolidated financial statements at December 31, 2006.


           ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                             (UNAUDITED)
                        (dollars in thousands)

                                        For the Quarters ending
                                  June 30,    March 31,   December 31,
                                    2007        2007          2006
                                --------------------------------------

Interest income                 $    556,262 $    449,564 $    407,092

Interest expense                     468,748      380,164      349,302
                                --------------------------------------

Net interest income                   87,514       69,400       57,790
                                --------------------------------------

Other income (loss)
  Investment advisory and
   service fees                        5,366        5,562        5,178
  Gain (loss) on sale of
   Mortgage-Backed Securities          7,293        6,145        4,829
  Gain on termination of
   interest rate swaps                     -           67        2,260
  Income from trading securities         243        3,429        3,382
  Loss on other-than-temporarily
   impaired securities                 (698)        (491)      (5,504)
                                --------------------------------------
     Total other income (loss)        12,204       14,712       10,145
                                --------------------------------------

Expenses
  Distribution fees                      861          904          795
  General and administrative
   expenses                           12,272       12,886       12,219
                                --------------------------------------
     Total expenses                   13,133       13,790       13,014
                                --------------------------------------

Impairment of intangible for
 customer relationships                    -            -            -
                                --------------------------------------

Income before income taxes and
 minority interest                    86,585       70,322       54,921

Income taxes                             839        2,604        1,288
                                --------------------------------------

Income before minority interest       85,746       67,718       53,633

Minority interest                         13          286          296
                                --------------------------------------

Net income                            85,733       67,432       53,337
                                --------------------------------------

Dividend on preferred stock            5,373        5,373        5,373
                                --------------------------------------

Net income available to common
 shareholders                   $     80,360 $     62,059 $     47,964
                                ======================================

Net income available per share
 to common shareholders:
  Basic                         $       0.30 $       0.29 $       0.23
                                ======================================
  Diluted                       $       0.30 $       0.28 $       0.23
                                ======================================

Weighted average number of
 shares outstanding:
  Basic                          264,990,422  217,490,205  205,092,330
                                ======================================
  Diluted                        273,578,836  225,928,127  213,455,555
                                ======================================

Net income                      $     85,733 $     67,432 $     53,335
                                --------------------------------------
Comprehensive (loss) income
  Unrealized gain (loss) gain on
   available-for-sale securities   (535,413)       45,948       35,979
  Unrealized gain (loss) on
   interest rate swaps               134,408     (24,155)       14,971
  Reclassification adjustment
   for net (gains) losses
   included in net income or
    loss                             (6,595)      (5,721)      (7,089)
                                --------------------------------------
   Other comprehensive income
    (loss)                         (407,600)       16,072       43,861
                                --------------------------------------
Comprehensive (loss) income       ($321,867) $     83,504 $     97,196
                                ======================================

                                             For the Quarters ending
                                              September     June 30,
                                               30, 2006       2006
                                             -------------------------

Interest income                              $    339,737 $    280,171

Interest expense                                  295,726      242,473
                                             -------------------------

Net interest income                                44,011       37,698
                                             -------------------------

Other income (loss)
  Investment advisory and service fees              4,966        5,210
  Gain (loss) on sale of Mortgage-Backed
   Securities                                       (446)      (1,239)
  Gain on termination of interest rate swaps        8,414            -
  Income from trading securities                      612            -
  Loss on other-than-temporarily impaired
   securities                                           -     (20,114)
                                             -------------------------
     Total other income (loss)                     13,546     (16,143)
                                             -------------------------

Expenses
  Distribution fees                                   724          755
  General and administrative expenses              11,682        8,985
                                             -------------------------
     Total expenses                                12,406        9,740
                                             ------------ ------------

Impairment of intangible for customer
 relationships                                          -        1,345
                                             -------------------------

Income before income taxes and minority
 interest                                          45,151       10,470

Income taxes                                        2,273        1,892
                                             -------------------------

Income before minority interest                    42,878        8,578

Minority interest                                      28            -
                                             -------------------------

Net income                                         42,850        8,578
                                             -------------------------

Dividend on preferred stock                         5,373        5,163
                                             -------------------------

Net income available to common shareholders  $     37,477 $      3,415
                                             =========================

Net income available per share to common
 shareholders:
  Basic                                      $       0.21 $       0.02
                                             =========================
  Diluted                                    $       0.20 $       0.02
                                             =========================

Weighted average number of shares
 outstanding:
  Basic                                       181,767,106  158,632,865
                                             =========================
  Diluted                                     189,952,159  158,703,614
                                             =========================

Net income                                   $     42,850 $      8,578
                                             -------------------------
Comprehensive (loss) income
  Unrealized gain (loss) gain on available-
   for-sale securities                            400,261    (225,771)
  Unrealized gain (loss) on interest rate
   swaps                                        (127,354)       68,965
  Reclassification adjustment for net
   (gains) losses
   included in net income or loss                 (7,968)       21,353
                                             -------------------------
   Other comprehensive income (loss)              264,939    (135,453)
                                             -------------------------
Comprehensive (loss) income                  $    307,789   ($126,875)
                                             =========================


           ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                             (UNAUDITED)
                        (dollars in thousands)

                                             For the six months ended
                                              June 30,      June 30,
                                                2007          2006
                                            --------------------------

Interest income                             $  1,005,826  $    475,053

Interest expense                                 848,912       409,985
                                            --------------------------

Net interest income                              156,914        65,068
                                            --------------------------

Other income
  Investment advisory and service fees            10,928        12,206
  Gain (loss) on sale of Mortgage-Backed
   Securities                                     13,438       (8,245)
  Gain on termination of interest rate swaps          67             -
  Income from trading securities                   3,672             -
  Loss on other-than-temporarily impaired
   securities                                    (1,189)      (46,843)
                                            --------------------------

     Total other income                           26,916      (42,882)
                                            --------------------------

Expenses
  Distribution fees                                1,765         1,925
  General and administrative expenses             25,158        16,162
                                            --------------------------

     Total expenses                               26,923        18,087
                                            --------------------------

Impairment of intangible for customer
 relationships                                         -         2,493
                                            --------------------------

Income before income taxes and minority
 interest                                        156,907         1,606

Income taxes                                       3,443         3,977
                                            --------------------------

(Loss) income before minority interest           153,464       (2,371)

Minority interest                                    299             -
                                            --------------------------

Net income (loss)                                153,165       (2,371)
                                            --------------------------

Dividend on preferred stock                       10,746         8,811
                                            --------------------------

Net (loss) income available (related) to
 common shareholders                        $    142,419     ($11,182)
                                            ==========================

Net (loss) income per share available
 (related) to common shareholders:
  Basic                                     $       0.59       ($0.08)
                                            ==========================

  Diluted                                   $       0.58       ($0.08)
                                            ==========================

Weighted average number of shares
 outstanding:
  Basic                                      241,371,530   141,476,532
                                            ==========================

  Diluted                                    249,924,374   141,476,532
                                            ==========================

Net (loss) income                           $    153,165      ($2,371)
                                            --------------------------
Comprehensive loss
  Unrealized loss on available-for-sale
   securities                                  (489,465)     (338,861)
  Unrealized gain on interest rate swaps         110,253       105,978
  Reclassification adjustment for net
   (gains) losses included in net income        (12,316)        55,088
                                            --------------------------
  Other comprehensive loss                     (391,528)     (177,795)
                                            --------------------------
 Comprehensive loss                           ($238,363)    ($180,166)
                                            ==========================


    CONTACT: Annaly Capital Management, Inc.
             Investor Relations
             1-888-8Annaly
             www.annaly.com